10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

New Jersey Municipal Bond Fund

Security

New Jersey Economic Development Authority

Advisor

EIMCO
Transaction
-----------
Date
----
9/22/2005
Cost
----
$5,268,700
Offering Purchase
-----------------
0.666%
Broker
------
RBC Dain Rauscher
Underwriting
------------
Syndicate
---------
Members
-------
Banc Of America Securities LLC


Fund

Pennsylvania Municipal Bond Fund

Security

Redevelopment Authority of the City of Philadelphia
Advisor

EIMCO

Transaction
Date

2/16/05

Cost

$4,200,760

Offering Purchase
-----------------
2.705%
Broker
------
Ramirez & Co., Inc.
Underwriting
------------
Syndicate
---------
Members
-------
Ramirez & Co., Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Siebert Brandford Shank & Co.
Advest, Inc.
Wachovia Securities, Inc.


Fund

Pennsylvania Municipal Bond Fund

Security

City of New York

Advisor

EIMCO

Transaction
Date

2/16/05

Cost

$6,341,400

Offering Purchase
-----------------
4.058%
------
Broker
------
Ramirez & Co., Inc.
Underwriting
------------
Syndicate
---------
Members
-------
Ramirez & Co., Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Siebert Brandford Shank & Co.
Advest, Inc.
Wachovia Securities, Inc.


Fund

Pennsylvania Municipal Bond Fund

Security

Medical University Hospital Authority

Advisor

EIMCO
Transaction
-----------
Date
----
12/10/04
Cost
----
$4,533,975
Offering Purchase

0.010%

Broker

Banc of America Securities LLC
Underwriting
------------
Syndicate
---------
Members
-------
Banc of America Securities LLC
Wachovia Securities, Inc.
BB&T Capital Markets


Fund

New York Municipal Bond Fund

Security

The City of New York

Advisor

EIMCO
Transaction
-----------
Date
----
7/15/2005
Cost
----
$684,128
Offering Purchase

0.075%

Broker

UBS Financial Services, Inc.
Underwriting
------------
Syndicate
---------
Members
-------
UBS Financial Services, Inc.
Bear, Stearns & Co. Inc
Citigroup Global Markets, Inc.
Morgan Stanley & Co.
Wachovia Securities, Inc.


Fund

New York Municipal Bond Fund

Security

Sales Tax Asset Receivable Corp

Advisor

EIMCO
Transaction
-----------
Date
----
10/28/2004
Cost
----
$1,659,690
Offering Purchase
-----------------
0.082%
Broker
------
Goldman, Sachs & Co.
Underwriting
------------
Syndicate
---------
Members
-------
Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.
UBS Financial Services, Inc.
Wachovia Securities, Inc.


Fund

Connecticut Municipal Bond Fund

Security

Sales Tax Asset Receivable Corp

Advisor

EIMCO
Transaction
-----------
Date
----
10/28/2004
Cost
----
$1,052,830
Offering Purchase
-----------------
0.540%
Broker
------
Goldman, Sachs & Co.
Underwriting
------------
Syndicate
---------
Members
-------
Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.
UBS Financial Services, Inc.
Wachovia Securities, Inc.


Fund

Connecticut Municipal Bond Fund

Security

State of Connecticut

Advisor

EIMCO
Transaction
-----------
Date
----
11/18/2004
Cost
----
$527,305
Offering Purchase
-----------------
0.14%
Broker
------
Goldman, Sachs & Co.
Underwriting
------------
Syndicate
---------
Members
-------
Goldman, Sachs & Co.
Banc of America Securities LLC
Citigroup Global Markets, Inc.
Lehman Brothers Inc.
Wachovia Securities, Inc.